Exhibit 10.58

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
                             GRANTED PURSUANT TO THE
                    2000 OMNIBUS STOCK AND INCENTIVE PLAN FOR
                                AUTHORISZOR INC.

         THIS OPTION AGREEMENT (the "Agreement") is entered into as of the Date of Grant (as defined herein), by and between Paul Ayres (the "Participant") and Authoriszor Inc. (the "Corporation").

                                    RECITALS

         WHEREAS, the Corporation has adopted the 2000 Omnibus Stock and Incentive Plan of Authoriszor Inc. (the "Plan"), which is incorporated by reference into and forms a part of this Agreement, and the Participant has been selected pursuant to the terms of the Plan to receive a Non-Qualified Stock Option under the Plan; and

         NOW, THEREFORE, IT IS AGREED, by and between the Corporation and the Participant as follows:

         1. Definitions. Terms otherwise not defined herein shall have the meaning ascribed to them in the Plan.

         2. Terms of Award. A Non-Qualified Stock Option (the "Option") for a total of 200,000 shares ("Shares") of common stock, par value $0.01 per share, of the Corporation, is hereby granted to the Participant at the exercise price determined as provided in, and in all respects subject to the terms, definitions and provisions of, the Plan in consideration for the Participant's service to the Corporation and to provide incentive to the Participant to continue service to the Corporation.

         (a) Exercise Price. The "Exercise Price" is $1.50 for each Share.


         (b) Date of Grant. This Option is granted as of February 9, 2001 (the "Date of Grant").


         (c) Award and Exercise Price. This Agreement specifies the terms of the Option granted to the Participant to purchase the Shares at the Exercise Price per share as set forth in Section 2(a). The Option is not intended to constitute an "incentive stock option" as that term is used in Code section 422.

         (d) Date of Exercise. The Option shall be immediately exercisable in whole or in part according to the provisions of the Plan.

         3. Expiration. (a) The Option shall not be exercisable after the Corporation's close of business on the last business day that occurs prior to the Expiration Date. The "Expiration Date" shall be earliest to occur of:

                  (i)      the 10-year anniversary of the Date of Grant;

                  (ii)     if the  Participant's  Date of Termination  occurs by
                           reason  of  death,  Disability  or  Retirement,   the
                           one-year anniversary of such Date of Termination;

                  (iii) if the Participant's Date of Termination occurs by reason, in whole or in material part, for Cause, on such Date of Termination; or

                  (iv)     if the Participant's  Date of Termination  occurs for
                           reasons  other  than  death,  Disability,   Cause  or
                           Retirement, 90 days after such Date of Termination.

         (b) The Corporation in its sole discretion may, be giving written notice (a "Cancellation Notice") to the Participant prior to the consummation of any of the transaction described in Section 3(b)(i) or 3(b)(ii) below, cancel, effective upon the date of the consummation of any of such transactions, all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given to the Participant a reasonable period of time (but not less than 15 days) prior to the effective date of such cancellation, and may be given either before or after stockholder approval of such transaction.

                  (i) Any transaction (which shall include a series of related transactions occurring within 60 days or occurring pursuant to a plan) that has the result that stockholders of the Corporation immediately before such transaction cease to own at least 51% of (x) any entity that results from the participation of the Corporation in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction.

                  (ii)  A  sale,   exchange  or  other  disposition  of  all  or
         substantially all the property and assets of the Corporation to an unaffiliated third party.

         4. Method of Exercise. This Option shall be exercisable by a written notice delivered to the Corporation that shall:

                  (a) state the election to exercise the Option and the number of Shares in respect of which it is being exercised; and

                  (b) be signed by the person or persons  entitled  to  exercise the Option and, if the Option is being exercised by any person or persons other than the Participant, be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise the Option.

         5. Payment. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, with Shares owned by the Participant for at least six (6) months (provided that at the time of exercise the Committee in its sole discretion does not prohibit the exercise of Options through the delivery of already-owned Shares) or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date received by the Corporation. Any Shares delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Corporation.

         6. Withholding. The Participant shall make satisfactory arrangements for the withholding of any amounts necessary for withholding in accordance with applicable Federal or state income tax laws.

         7. Market Stand-Off. The Participant hereby agrees that, if so requested by the Corporation or any representative of the underwriters in connection with any registration of the offering (the "Offering") of any securities of the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the managing underwriter with respect to the Offering and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the effective date of the Plan that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         8. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a stockholder of the Corporation with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any issuance of a certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

                  (a) A representation, warranty or agreement by the Participant to the Corporation at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (b) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         9. Surrender of Option. Upon exercise of this Option in part, if requested by the Corporation, the Participant shall deliver this Option and any other written agreements executed by the Corporation and the Participant with respect to this Option to the Corporation who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Participant.

         10. Transferability of Option. The Option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant.

         11. Administration. The Plan and this Option shall be administered by the Committee as provided for and described in the Plan.

                               AUTHORISZOR INC.


                               By:  /s/ Andrew Cussons
                                  -------------------------------------------
                                  Name:  Andrew Cussons
                                  Title: Chief Financial Officer

         Participant acknowledges receipt of a copy of the Plan, and represents that Participant is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (as defined in the Plan) upon any questions arising under the Plan.


                                     /s/ Paul Ayres
                                   -------------------------------------------
                                   Paul Ayres